                                                                    Exhibit 10.2
                                                                    ------------

                                Amendment No. 7
                                      to
                             Transaction Agreement

     This Amendment No. 7 ("Amendment") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, and by Amendment No. 6 dated as of November 18, 1999 (the "Original Agreement"), is made as of August 1, 2000, among Choice One Communications Inc. (the "Corporation") and the persons listed on the signature pages hereto.

     WHEREAS, the Corporation, a newly formed Delaware corporation that is a wholly-owned subsidiary of the Corporation ("Barter Acquisition Corporation"), US Xchange, Inc., a Delaware corporation ("Target"), and Ronald H. Vander Pol, the holder of all of the issued and outstanding capital stock of Target, have entered into an Agreement and Plan of Merger as of May 14, 2000 (the "Merger Agreement");

     WHEREAS, upon consummation of the merger (the "Merger") under the Merger Agreement in accordance with the terms and conditions thereof, Target will be merged with and into Barter Acquisition Corporation, and Target will become a wholly-owned subsidiary of the Corporation (the "Acquisition");

     WHEREAS, in connection with obtaining financing for the Acquisition, the Corporation will issue and sell Series A Senior Cumulative Preferred Stock and warrants to purchase shares of the Corporation's common stock substantially on the terms set forth in a commitment letter dated April 27, 2000 between MSDWCP IV and the Corporation;

     WHEREAS, Section 6.19 of the Merger Agreement contemplates that the Original Agreement will be amended to provide for a Board seat for a designee of Ronald H. VanderPol on the terms specified below; and

     WHEREAS, the parties desire to amend the Original Agreement to provide for certain governance arrangements to be effective upon consummation of the Merger;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Section 5.03. (a) Section 5.03(a) is hereby amended by deleting "seven" and replacing it with "eleven".

          (b) Section 5.03(b) is hereby amended by (1) deleting "and" after the semicolon at the end of clause (iii), (2) inserting "; and" at the end of clause (iv) before the period, and (3) inserting thereafter the following new clause (v):

          "(v) Richard Postma (or other designee of Ronald H. Vander Pol approved by the Board of Directors, which approval shall not be unreasonably withheld) shall be designated as a director so long as Ronald H. Vander Pol beneficially owns at least 4,500,000 shares of Common Stock."

     SECTION 2. Amendment to Definitions. (a) The Original Agreement is hereby amended by inserting the following definition before the definition of "Subsidiary":

          "Preferred Stock" means any Series A Senior Cumulative Preferred Stock of the Corporation issued to MSDWCP IV to obtain financing for the Acquisition as contemplated in the commitment letter dated April 27, 2000 between the Corporation and MSDWCP IV.

          (b) The definition of "MSCP Equity" in the Original Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "Notwithstanding the foregoing, in order to facilitate Morgan Stanley Dean Witter Capital Partners IV, L.P.'s status as a "venture capital operating company" (for purposes of the "plan asset" regulations published by the Department of Labor in relation to pension and other plans subject to the Employee Retirement Income Security Act of 1974, as amended), in the event any Preferred Stock is issued to MSDWCP IV in connection with the Acquisition, such Preferred Stock will be deemed MSCP Equity for purposes of Section 5.03 (the intent being that, without limiting the rights provided for under Section 5.03(b)(i) by virtue of Common Stock ownership, Morgan Stanley Dean Witter Capital Partners IV, L.P. will be entitled to designate at least one director so long as it holds at least 10% of the Preferred Stock initially issued to it)."

     SECTION 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

     SECTION 4. Effectiveness; Effect of Amendment, Governing Law. The amendment to Section 5.03 effected by Section 1 hereof and the amendment to Definitions effected by Section 2 hereof shall be not effective until consummation of the Merger. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    CHOICE ONE COMMUNICATIONS INC.

                                    By:  /s/ Steve M. Dubnik
                                         -------------------------------------

                                    Its:  Chairman and Chief Executive Officer
                                          ------------------------------------

                                    MANAGEMENT MEMBERS

                                    /s/ Steve M. Dubnik
                                    ------------------------------------------
                                    Steve M. Dubnik, as a Management Member and
                                    as Chief Executive Officer of Choice One
                                    Communications, Inc.

                                    /s/ Mae Squier - Dow
                                    ------------------------------------------
                                    Mae Squier-Dow

                                    /s/ Kevin Dickens
                                    ------------------------------------------
                                    Kevin Dickens

                                    /s/ Philip Yawman
                                    ------------------------------------------
                                    Philip Yawman

                                    /s/ Ajay Sabherwal
                                    ------------------------------------------
                                    Ajay Sabherwal

                                    /s/ Joseph Schaal
                                    ------------------------------------------
                                    Joseph Schaal

                                    /s/ Elizabeth Ellis
                                    ------------------------------------------
                                    Elizabeth Ellis

                                    /s/ Joseph Calzone
                                    ------------------------------------------
                                    Joseph Calzone

                                    /s/ Michelle Paroda
                                    ------------------------------------------
                                    Michelle Paroda

                                    /s/ Linda Chapman
                                    ------------------------------------------
                                    Linda Chapman

                                    __________________________________________
                                    John Zimmer


                                    __________________________________________
                                    David Fitts


                                    /s/ Kenneth Okolowicz
                                    ------------------------------------------
                                    Kenneth Okolowicz


                                    __________________________________________
                                    Daniel K. Iles


                                    __________________________________________
                                    Michael D'Angelo


                                    /s/ Robert Merrill
                                    ------------------------------------------
                                    Robert Merrill


                                    /s/ Kim Robert Scovill
                                    ------------------------------------------
                                    Kim Robert Scovill


                                    /s/ Robert Bailey
                                    ------------------------------------------
                                    Robert Bailey

                                    /s/ James Currie
                                    ------------------------------------------
                                    James Currie

                                    /s/ Scott Deverell
                                    ------------------------------------------
                                    Scott Deverell


                                    __________________________________________
                                    Paul Cissel


                                    __________________________________________
                                    Eric Peterson


                                    /s/ Pam Huber - Hauck
                                    ------------------------------------------
                                    Pam Huber-Hauck


                                    __________________________________________
                                    Carla Vaccaro

                                    __________________________________________
                                    Nancy Farrell


                                    INVESTOR MEMBERS

                                    MORGAN STANLEY CAPITAL
                                    PARTNERS III, L.P.

                                    By:  MSCP III, LLC, its general partner
                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., its Member

                                    By:   /s/ John Ehrenkranz
                                          --------------------------------------

                                    Its:  Managing Director
                                          --------------------------------------

                                    By:   ______________________________________

                                    Its:  ______________________________________


                                    MSCP III 892 INVESTORS, L.P.

                                    By:  MSCP III, LLC, its general partner
                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., its Member

                                    By:   /s/ John Ehrenkranz
                                          --------------------------------------

                                    Its:  ______________________________________

                                    By:   ______________________________________

                                    Its:  ______________________________________

                                    MORGAN STANLEY CAPITAL
                                    PARTNERS III, L.P.

                                    By:  MSCP III, LLC, its general partner
                                    By:  Morgan Stanley Capital Partners III,
                                         Inc., its Member

                                    By:  /s/ John Ehrenkranz
                                         ---------------------------------------

                                    Its: _______________________________________

                                    By:  _______________________________________

                                    Its: _______________________________________

                                    MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS
                                    IV, L.P.

                                    By:  MSDW Capital Partners IV, LLC, its
                                         general partner
                                    By:  MSDW Capital Partners IV, Inc., its
                                         Member

                                    By:  /s/ John Ehrenkranz
                                         ---------------------------------------

                                    Its: _______________________________________

                                    By:  _______________________________________

                                    Its: _______________________________________

                                    MSDW IV 892 INVESTORS, L.P.

                                    By:  MSDW Capital Partners IV, LLC,
                                         its general partner
                                    By:  MSDW Capital Partners IV,
                                         Inc., its Member

                                    By:  /s/ John Ehrenkranz
                                         ---------------------------------------

                                    Its: _______________________________________

                                    By:  _______________________________________

                                    Its: _______________________________________

                                    MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS
                                    IV, L.P.

                                    By:  MSDW Capital Partners IV, LLC, its
                                         general partner
                                    By:  MSDW Capital Partners IV,
                                         Inc., its Member

                                    By:  /s/ John Ehrenkranz
                                         ---------------------------------------

                                    Its: _______________________________________

                                    By:  _______________________________________

                                    Its: _______________________________________


                                    CHISHOLM PARTNERS III, L.P.

                                    By:  Silverado III, L.P., its General
                                         Partner
                                    By:  Silverado III Corp., its General
                                         Partner

                                    By:  /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO

                                    KENNEDY PLAZA PARTNERS

                                    By:  /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO

                                    FLEET VENTURE RESOURCES, INC.

                                    By:  /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO

                                    FLEET EQUITY PARTNERS VI, L.P.

                                    By:  Fleet Growth Resources II, Inc., its
                                         General Partner

                                    By:  /s/ Robert M. Van Degna
                                         ---------------------------------------
                                         Robert M. Van Degna
                                         Chairman & CEO

                                    WALLER-SUTTON MEDIA PARTNERS, L.P.

                                    By:  Waller Sutton Media, L.L.C., its
                                         general partner

                                    By:  /s/ Bruce Hernandez
                                         ---------------------------------------
                                         Bruce Hernandez

                                    FIRST UNION CAPITAL PARTNERS, INC.

                                    By:  _______________________________________

                                    Its: _______________________________________

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:  _______________________________________

                                    Its: _______________________________________

                                    CARAVELLE INVESTMENT FUND, L.L.C.

                                    By:  Caravelle Advisors, L.L.C., as
                                         Investment Manager and Attorney In Fact

                                    By:  _______________________________________

                                    Its: _______________________________________


                                    ROYCE J. HOLLAND


                                    __________________________________________
                                    Royce J. Holland

                                    R. PHILIP SILVER


                                    __________________________________________
                                    R. Philip Silver